Vanguard® Morningstar Mega Cap Growth Index Fund
Schedule of Investments (unaudited)
As of June 30, 2026
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value ($000)
Common Stocks (99.8%)
Basic Materials (0.4%)
	Ecolab Inc.	496,167	138,237
Consumer Discretionary (12.8%)
*	Amazon.com Inc.	6,230,611	1,485,004
*	Tesla Inc.	3,108,185	1,307,303
*	Netflix Inc.	5,218,895	372,629
	TJX Cos. Inc.	1,536,944	232,847
	Booking Holdings Inc.	1,173,611	209,184
*	O'Reilly Automotive Inc.	1,570,660	144,642
	Marriott International Inc. Class A	378,349	140,212
*	Uber Technologies Inc.	1,941,653	140,110
*	Airbnb Inc. Class A	858,075	122,791
	Hilton Worldwide Holdings Inc.	297,259	98,232
			4,252,954
Consumer Staples (0.4%)
*	Monster Beverage Corp.	1,394,835	134,071
Financials (0.7%)
	Moody's Corp.	291,712	132,122
	Interactive Brokers Group Inc. Class A	1,097,219	95,502
			227,624
Health Care (4.9%)
	Eli Lilly & Co.	943,950	1,132,202
*	Intuitive Surgical Inc.	525,413	208,946
*	Vertex Pharmaceuticals Inc.	401,228	199,302
*	Boston Scientific Corp.	2,161,888	92,270
			1,632,720
Industrials (5.5%)
	Visa Inc. Class A (XNYS)	1,766,941	606,220
	Mastercard Inc. Class A	952,942	489,431
	GE Vernova Inc.	340,774	400,362
*	Boeing Co.	1,101,167	238,370
	Cintas Corp.	544,799	92,659
			1,827,042
Real Estate (1.2%)
	Welltower Inc.	1,040,250	236,105
	Equinix Inc.	160,387	167,186
			403,291
Technology (72.7%)
	NVIDIA Corp.	22,081,589	4,418,305
	Apple Inc.	14,001,340	4,051,428
	Microsoft Corp.	6,699,116	2,498,904
	Alphabet Inc. Class A	5,513,364	1,970,311
	Alphabet Inc. Class C	4,393,746	1,552,442
	Broadcom Inc.	3,766,293	1,422,717
	Meta Platforms Inc. Class A	2,410,480	1,357,799
*	Advanced Micro Devices Inc.	1,829,775	1,062,935
	Lam Research Corp.	1,476,367	639,754
	KLA Corp.	1,628,876	491,448
*	Sandisk Corp.	186,876	424,906
	Applied Materials Inc.	520,831	376,561
*	Palo Alto Networks Inc.	1,075,072	366,621
*	Intel Corp.	2,619,999	365,831
	Marvell Technology Inc.	1,154,876	344,026
*	Palantir Technologies Inc. Class A	2,760,823	322,105
	Oracle Corp.	2,146,464	314,564
	Corning Inc.	1,164,260	297,387
	Amphenol Corp. Class A	1,674,478	295,244

		Shares	Market Value ($000)
*	Crowdstrike Holdings Inc. Class A	344,317	262,762
*	AppLovin Corp. Class A	417,822	215,275
*	ServiceNow Inc.	1,730,332	171,787
	Western Digital Corp.	267,845	171,078
	Seagate Technology Holdings plc	175,770	169,618
*	Cadence Design Systems Inc.	448,336	168,270
*	Synopsys Inc.	335,094	149,475
*	Fortinet Inc.	757,441	116,358
*	Snowflake Inc.	437,651	111,382
	Intuit Inc.	374,365	97,709
			24,207,002
Telecommunications (1.2%)
*	Arista Networks Inc.	1,498,017	254,483
*,1	Space Exploration Technologies Corp. Class A	942,362	161,012
			415,495
Total Common Stocks (Cost $21,599,333)			33,238,436
Temporary Cash Investments (0.5%)
Money Market Fund (0.5%)
[2,3]	Vanguard Market Liquidity Fund, 3.682% (Cost $162,824)	1,628,398	162,824
Total Investments (100.3%) (Cost $21,762,157)			33,401,260
Other Assets and Liabilities—Net (-0.3%)			(100,225)
Net Assets (100%)			33,301,035
Cost is in $000.

*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $100,483.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $98,801 was received for securities on loan.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini NASDAQ 100 Index	September 2026	7	4,273	(20)
E-mini S&P 500 Index	September 2026	8	3,019	2
				(18)

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Visa Inc. Class A	8/31/2026	BANA	52,883	(3.610)	1,985	—

1	Based on Overnight Bank Funding Rate as of the most recent reset date. Floating interest payment received/(paid) monthly.
BANA—Bank of America, N.A.
At June 30, 2026, the counterparties had deposited in segregated accounts securities with a value of $1,823 in connection with open over-the-counter swap contracts.
A. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.

B. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. Fluctuations in the value of the contracts are recorded as an asset (liability).
C.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks or indexes in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as an asset (liability) and as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
D. Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of June 30, 2026, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	33,238,436	—	—	33,238,436
Temporary Cash Investments	162,824	—	—	162,824
Total	33,401,260	—	—	33,401,260

Derivative Financial Instruments
Assets
Futures Contracts[1]	2	—	—	2
Swap Contracts	—	1,985	—	1,985
Total	2	1,985	—	1,987
Liabilities
Futures Contracts[1]	(20)	—	—	(20)

1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments.